EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
               ------------------------------------------------

     This is an Assignment, Assumption and Recognition Agreement (this "Agreement") made this 18th day of December 2000, among Greenwich Capital Financial Products, Inc. (the "Original Owner"), Bankers Trust Company of California, N.A., as trustee of HarborView Mortgage Loan Trust 2000-2 (the "Subsequent Purchaser"), Merrill Lynch Credit Corporation ("MLCC") and Cendant Mortgage Corporation ("CMC").

                                   RECITALS

     A. The mortgage loans listed on Exhibit One hereto (the "MLCC-Serviced Loans") are currently being serviced by MLCC for the Original Owner pursuant to the Master Servicing Agreement, dated as of May 13, 1997, as amended on December 30, 1998 (the "Servicing Agreement"), between the Original Owner and MLCC, a copy of which is annexed hereto as Exhibit Two.

     B. The mortgage loans listed on Exhibit Three hereto (the "CMC-Serviced Loans") are currently being serviced for the Original Owner by CMC, either as servicer or subservicer, pursuant to the Servicing Agreement.

     C. It is acknowledged by the parties hereto that the servicing rights and obligations with respect to those certain MLCC-Serviced Loans listed on Exhibit Four hereto (the "Designated Loans") will be assigned by MLCC to CMC on or about March 1, 2001, whereupon CMC shall service the Designated Loans pursuant to the terms of the Servicing Agreement. Upon such assignment, the Designated Loans shall be deemed to be "CMC-Serviced Loans" hereunder and shall no longer be deemed "MLCC-Serviced Loans" hereunder.

     D. In consideration of the mutual promises contained herein the parties hereto agree that the MLCC-Serviced Loans and the CMC-Serviced Loans shall be subject to the terms of this Agreement.

                                  Warranties
                                  ----------

     1. The Original Owner and MLCC mutually warrant and represent that, with respect to the MLCC-Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the MLCC-Serviced Loans and no notice of termination has been given thereunder.

     2. The Original Owner and CMC mutually warrant and represent that, with respect to the CMC-Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the CMC-Serviced Loans (except, in connection with the CMC-Serviced Loans, to the extent that CMC shall be deemed to be the "servicer" under the Servicing Agreement) and no notice of termination has been given thereunder.

                           Assignment and Assumption
                           -------------------------

     3. The Original Owner hereby assigns to the Subsequent Purchaser all of its right, title and interest in and to the Servicing Agreement as the "Owner" thereunder to the extent of the MLCC-Serviced Loans and the CMC-Serviced Loans, and the Subsequent Purchaser hereby assumes, solely as trustee of HarborView Mortgage Loan Trust 2000-2 and not in its individual capacity, all of the Original Owner's right, title and interest in and to (including, without limitation, the Original Owner's obligations under) the Servicing Agreement as the "Owner" thereunder (excluding those obligations contained in Sections 7.01 and 7.02 of the Servicing Agreement) to the extent of the MLCC-Serviced Loans and the CMC-Serviced Loans from and after the date hereof, and the Original Owner shall be relieved and released of all of its obligations under the Servicing Agreement to the extent of the MLCC-Serviced Loans and the CMC-Serviced Loans from and after the date hereof.

                    Recognition of the Subsequent Purchaser
                    ---------------------------------------

     4. From and after the date hereof, MLCC shall recognize the Subsequent Purchaser as the owner of the MLCC-Serviced Loans and will service the MLCC-Serviced Loans for the Subsequent Purchaser as if the Subsequent Purchaser and MLCC had entered into a separate servicing agreement for the servicing of the MLCC-Serviced Loans in the form of the Servicing Agreement with the Subsequent Purchaser as the "Owner" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Original Owner, MLCC and the Subsequent Purchaser that this Agreement will be a separate and distinct servicing agreement with respect to the MLCC-Serviced Loans, and the entire agreement between MLCC and the Subsequent Owner to the extent of the MLCC-Serviced Loans and shall be binding upon and for the benefit of their respective successors and assigns.

     5. From and after the date hereof, CMC shall recognize the Subsequent Purchaser as the owner of the CMC-Serviced Loans and will service the CMC-Serviced Loans for the Subsequent Purchaser as if the Subsequent Purchaser and CMC had entered into a separate servicing agreement for the servicing of the CMC-Serviced Loans in the form of the Servicing Agreement with the Subsequent Purchaser as the "Owner" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Original Owner, CMC and the Subsequent Purchaser that this Agreement will be a separate and distinct servicing agreement with respect to the CMC-Serviced Loans, and the entire agreement between CMC and the Subsequent Owner to the extent of the CMC-Serviced Loans and shall be binding upon and for the benefit of their respective successors and assigns.

     6. The parties hereto hereby agree that, from and after the date hereof, the definition of "Determination Date" in the Servicing Agreement, as it relates to the MLCC-Serviced Loans and the CMC-Serviced Loans, shall be amended to read as follows:

        "The fifth Business Day prior to the 18th day of the month of the Related Remittance Date, or if such 18th day is not a Business Day, the Business Day immediately following such 18th day."

     7. MLCC and CMC agree that, from and after the date hereof, all amounts required to be remitted or distributed by MLCC and CMC to the Subsequent Purchaser as "Owner" under the Servicing Agreement shall be remitted pursuant to the account held at Bankers Trust Company of California, N.A., entitled "Distribution Account, Bankers Trust Company of California, N.A., as Trustee, in trust for the registered Certificateholders of HarborView Mortgage Loan Trust 2000-2, Mortgage Loan Pass-Through Certificates, Series 2000-2", and bearing the account number 31072.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment, Assumption and Recognition Agreement by their duly authorized officers as of the day and year first above written.

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                               (Original Owner)



                   By:______________________________________
                   Name:
                   Title:



                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                           as trustee of HarborView Mortgage Loan Trust 2000-2
                                              (Subsequent Owner)



                   By:______________________________________
                   Name:
                   Title:



                   MERRILL LYNCH CREDIT CORPORATION
                                 (MLCC)



                   By:______________________________________
                   Name:
                   Title:



                   CENDANT MORTGAGE CORPORATION
                                 (CMC)



                   By:_______________________________________
                   Name:
                   Title:

                                  EXHIBIT ONE

                          List of MLCC-Serviced Loans
                          ---------------------------

                                  EXHIBIT TWO

                      Copy of Master Servicing Agreement



==============================================================================





                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                     Owner



                                      and



                       MERRILL LYNCH CREDIT CORPORATION
                                    Company





                          MASTER SERVICING AGREEMENT

                            Dated as of May 13,1997





             Conventional Fixed and Adjustable Rate Mortgage Loans
                       MLCC 1997-6 Flow Delivery Program




==============================================================================



                                                    TABLE OF CONTENTS


                                                        ARTICLE I

                                                       DEFINITIONS
Section 1.01        Defined Terms........................................................................1

                                                       ARTICLE II

                                                   BOOKS AND RECORDS;
                                               TRANSFER OF MORTGAGE LOANS

Section 2.01        Books and Records...................................................................12

Section 2.02        Transfer of Mortgage Loans..........................................................13

                                                       ARTICLE III

                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.01        Representations and Warranties of the Company.......................................13

                                                       ARTICLE IV

                                     ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01        Company to Act as Servicer..........................................................15

Section 4.02        Collection of Mortgage Loan Payments................................................15

Section 4.03        Realization Upon Defaulted Mortgage Loans...........................................16

Section 4.04        Establishment of Custodial Accounts; Deposits in Custodial Accounts.................16

Section 4.05        Permitted Withdrawals From the Custodial Account....................................18

Section 4.06        Establishment of Escrow Accounts; Deposits in Escrow Accounts.......................19

Section 4.07        Permitted Withdrawals From Escrow Account...........................................19

Section 4.08        Payment of Taxes, Insurance and Other Charges; Maintenance of
                    Primary Insurance Policies; Collections Thereunder..................................20

Section 4.09        Transfer of Accounts................................................................21

Section 4.10        Maintenance of Hazard Insurance.....................................................21

Section 4.11        Maintenance of Mortgage Impairment Insurance Policy.................................22

Section 4.12        Fidelity Bond. Errors and Omissions Insurance.......................................22

Section 4.13        Title, Management and Disposition of REO Property...................................23

Section 4.14        Adjustments to Mortgage Interest Rates..............................................24

Section 4.15        Subservicing Agreements Between the Company and Subservicers........................24

Section 4.16        Successor Subservicers..............................................................25

Section 4.17        Liability of the Company............................................................25

Section 4.18        No Contractual Relationship Between Subservicers and the Owner......................25

Section 4.19        Assumption or Termination of Subservicing Agreements................................25

Section 4.20        Subservicing Accounts...............................................................26

Section 4.21        Permitted Investments...............................................................26

                                                        ARTICLE V

                                                  PAYMENTS TO THE OWNER

Section 5.01        Distributions.......................................................................26

Section 5.02        Statements to the Owner.............................................................27

Section 5.03        Monthly Advances by the Company.....................................................27

Section 5.04        Compensating Interest...............................................................28

                                                       ARTICLE VI

                                               GENERAL SERVICING PROCEDURE

Section 6.01        Assumption Agreements...............................................................28

Section 6.02        Satisfaction of Mortgages and Release of Mortgage...................................28

Section 6.03        Servicing Compensation..............................................................29

Section 6.04        Annual Statement as to Compliance...................................................30

Section 6.05        Annual Independent Certified Public Accountants' Servicing Report...................30

Section 6.06        Owner's Right to Examine Company Records............................................30

                                                       ARTICLE VII

                                            REPORTS TO BE PREPARED BY COMPANY

Section 7.01        Transfers on One or More Reconstitution Dates.......................................30

Section 7.02        Owner's Repurchase Obligations......................................................31

Section 7.03        Company Shall Provide Information as Reasonably Required............................32

                                                      ARTICLE VIII

                                                       THE COMPANY

Section 8.01        Indemnification; Third Party Claims.................................................32

Section 8.02        Merger or Consolidation of the Company..............................................33

Section 8.03        Limitation on Liability of the Company and Others...................................33

Section 8.04        Company Not to Resign...............................................................33

                                                       ARTICLE IX

                                                         DEFAULT

Section 9.01        Events of Default...................................................................34

Section 9.02        Waiver of Defaults..................................................................35

                          ARTICLE X

                         TERMINATION

Section 10.01       Termination.........................................................................35

                                                       ARTICLE XI

                                                MISCELLANEOUS PROVISIONS

Section 11.01       Successor to the Company............................................................36

Section 11.02       Amendment...........................................................................37

Section 11.03       Assignments of Mortgage.............................................................37

Section 11.04       Assignment of Servicing Rights......................................................37

Section 11.05       Governing Law.......................................................................37

Section 11.06       Notices.............................................................................38

Section 11.07       Severability Provisions.............................................................38

Section 11.08       Exhibits............................................................................38

Section 11.09       General Interpretive Principles.....................................................38

Section 11.10       Reproduction of Documents...........................................................39

Section 11.11       Successors and Assigns..............................................................39

Section 11.12       Counterparts........................................................................39

Section 11.13       Relationship of Parties.............................................................39

Section 11.14       Assignment by Owner.................................................................39

Section 11.15       No Personal Solicitation............................................................40

Section 11.16       Survival............................................................................40


                                   EXHIBITS




A    Form of Power of Attorney

B    Custodial Account Certification

C    Custodial Account Letter Agreement

D    Escrow Account Certification

E    Escrow Account Letter Agreement

F    Form of REO Account Certification

G    Form of REO Account Letter Agreement

H    Form of Monthly Remittance Advice

I    [Reserved.]

J    Form of Assignment, Assumption and Recognition Agreement

         This is a MASTER SERVICING AGREEMENT (this "Agreement"), dated and effective as of May 13, 1997 and is executed between Greenwich Capital Financial Products, Inc. as Owner (the "Owner"), and Merrill Lynch Credit Corporation, as seller and servicer (the "Company").



                            PRELIMINARY STATEMENTS


         Pursuant to a Master Mortgage Loan Purchase Agreement of even date herewith between the Owner and the Company (the "Master Mortgage Loan Purchase Agreement"), the Owner may purchase from the Company from time to time certain residential, first mortgage loans. In order to facilitate the servicing of such mortgage loans by the Company, the Company and the Owner have executed this Agreement.


         In consideration of the premises and the mutual agreements hereinafter set forth, the Owner and the Company agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

               Section 1.01 Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article (capitalized terms used and not otherwise defined herein shall have the meanings specified in the Master Mortgage Loan Purchase Agreement):

         "Additional Collateral": (i) With respect to any Mortgage 100(SM) Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100(SM) Pledge Agreement, together with the related
Mortgage 100(SM) Pledge Agreement, or (ii) with respect to any ParentPower(R), Mortgage Loan, the related ParentPower(R) Agreement.

         "Additional Collateral Mortgage Loan": Each Mortgage Loan that is either a Mortgage 100(SM) Loan or ParentPower(R), Mortgage Loan as to which the Additional Collateral is still required.

         "Adjustable Rate Mortgage Loan": A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable with respect thereto in accordance with the terms of the related Mortgage Note.

         "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person.

         "Agreement": This Master Servicing Agreement and all exhibits hereto, amendments hereof and supplements hereto.

         "Appraised Value": With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for the originator at the time of origination of the Mortgage Loan, and (ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

         "Assignment": An assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages securing Mortgaged Properties located in the same county, if permitted by applicable law and acceptable for recording by the applicable recording office.

         "Assumed Principal Balance": With respect to any Mortgage Loan as of any date of determination (i) the outstanding principal balance as of the Cut-off Date, after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to
Section 5.03.

         "Assumption Fee": The fee retained by the Company as additional servicing compensation pursuant to Section 6.01.

         "Balloon Mortgage Loan": Any Mortgage Loan for which the related Monthly Payments, other than the Monthly Payment due on the maturity date thereof, are computed on the basis of a period to full amortization ending on a date that is later than such maturity date.

         "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings associations in the State of Florida are authorized or obligated by law or executive order to be closed.

         "Closing Date": For each Transaction, the date on which the Company actually sells to the Owner, and the Owner actually purchases from the Company, the Mortgage Loans listed on the Mortgage Loan Schedule attached to the respective Warranty Bill of Sale.

         "Company": MLCC or any successor under this Agreement appointed as herein provided.

         "Condemnation Proceeds": All awards or settlements in respect of a taking of a partial or an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

         "Custodial Account": The separate trust account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Merrill Lynch Credit Corporation, in trust for the Owner," or such other title as is requested by the Owner.

         "Custodial Agreement": The Custodial Agreement, among the Company, the Owner and the Custodian for the retention of each Mortgage Note, Mortgage, Assignment and certain other portions of each Mortgage File, substantially in the form attached to the Master Mortgage Loan Purchase Agreement as Exhibit 3.

         "Custodian": The custodian under the Custodial Agreement, or its successor.

         "Cut-off Date": With respect to each Mortgage Loan, the first day of the month in which the related Closing Date occurs.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

         "Determination Date": The 15th day of the month of the related Remittance Date or if such 15th day is not a Business Day, the Business Day immediately following such 15th day.

         "Due Date": The day of the month of the related Remittance Date on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         "Eligible Account": An account or accounts acceptable to FNMA or FHLMC.

         "Equity Refinanced Mortgage Loan": A Refinanced Mortgage Loan in which the Mortgagor used less than the entire amount of the proceeds (net of any closing costs, including discount and origination fees and prepaid items) to refinance an existing mortgage loan and any junior lien that existed on the related Mortgaged Property for at least one year prior to origination of the Refinanced Mortgage Loan.

         "Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Merrill Lynch Credit Corporation, in trust for the Owner and various Mortgagors," or such other title as is requested by the Owner.

         "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

         "Event of Default": Any one of the conditions or circumstances enumerated in Section 9.01.

         "FHLMC": The Federal Home Loan Mortgage Corporation or any successor organization.

         "Fidelity Bond": A fidelity bond to be maintained by the Company pursuant to Section 4.12.

         "FNMA": The Federal National Mortgage Association or any successor organization.

         "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points set forth in the Mortgage Loan Schedule that is added to the Index on each Interest Rate Adjustment Date in accordance with the terms of the related Mortgage Note to determine the Mortgage Interest Rate for such Mortgage Loan, subject to any applicable Periodic Rate Cap and Lifetime Rate Cap.

         "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the index used to determine the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan, as specified in the related Mortgage Note, which index may be (i) the average of the London Interbank Offered Rates for one- or six-month U.S. dollar deposits, as published in the "Money Rates" table of The Wall Street Journal or elsewhere (as specified in the related Mortgage Note) on the date or dates specified in such Mortgage Note for the determination of such rate, (ii) the weekly average of the closing market bid yields on actively traded U.S. Treasury securities adjusted to a constant maturity of one year, (iii) the weekly average or the monthly average of weekly average auction rates on U.S. Treasury bills with a maturity of six months, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), (iv) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of one (1) year, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), as available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (v) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of five (5) years, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), as available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (vi) the prime rate specified in the related Mortgage Note, as published in the "Money Rates" table of The Wall Street Journal, or elsewhere (as specified in such Mortgage Note) and available the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (vii) the monthly weighted average cost of funds of members of the Federal Home Loan Bank of San Francisco, (viii) such other standard for determining the change in the interest rate as may be set forth in the related Mortgage Note, as such rate may be available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, or (ix) if such index is not so published or is otherwise unavailable, such comparable alternative index selected by the Company in accordance with the terns of the Mortgage Notes and in consultation with the Owner.

         "Insurance Proceeds": Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Company would follow in servicing mortgage loans held for its own account.

         "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

         "Lifetime Rate Cap": With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Interest Rate that may be borne thereby, as set forth in the related Mortgage Note.

         "Limited Documentation Mortgage Loan": A Mortgage Loan that was originated pursuant to a "limited documentation" or "easy qualifier" underwriting program.

         "Liquidation Proceeds": Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Company in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise (including, but not limited to, amounts received with respect to a Parent Power(R) Agreement or a Mortgage 100(SM) Pledge Agreement), other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

         "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, as of any date on which a determination thereof is made, the ratio on such date of the outstanding principal balance of such Mortgage Loan to the Appraised Value of the related Mortgaged Property.

         "MLCC": Merrill Lynch Credit Corporation and its successors in interest.

         "Monthly Advance": The aggregate of the advances made by the Company on any Remittance Date pursuant to Section 5.03.

         "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note on every Due Date.

         "Moody's": Moody's Investors Service, Inc. or its successor in interest.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on real property securing the Mortgage Note.

         "Mortgage 100(SM) Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, of in most cases at least equal to the Original Additional Collateral Requirement.

         "Mortgage 100(SM) Pledge Agreement": With respect to each Mortgage 100(SM) Loan, the Mortgage 100(SM) Pledge Agreement for Securities Account between the Mortgagor under such Mortgage 100(SM) Loan and MLCC, pursuant to which such Mortgagor granted a security interest in various investment securities.

         "Mortgage File": The mortgage documents, including but not limited to all paper, computer generated and microfiche records, pertaining to a particular Mortgage Loan which are specified in Exhibit 1 to the Master Mortgage Loan Purchase Agreement and any additional documents required to be added to the Mortgage File pursuant to the Program Documents.

         "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan, net of any premium on any related Primary Insurance Policy, and with respect to any Adjustable Rate Mortgage Loan, as such annual rate may be adjusted on any Interest Rate Adjustment Date and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

         "Mortgage Loan": An individual Mortgage Loan, including but not limited to all documents included in the Mortgage File, Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, proceeds from REO Dispositions and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, and which is the subject of this Agreement. Each Mortgage Loan set forth on the Mortgage Loan Schedule attached to a Warranty Bill of Sale initially will be subject to this Agreement, commencing on the respective Closing Date for the related Transaction.

         "Mortgage Loan Remittance Rate": With respect to each Mortgage Loan, the related Mortgage Interest Rate minus the Servicing Fee Rate.

         "Mortgage Loan Schedule": The list of Mortgage Loans purchased by the Owner from the Company from time to time that are subject to this Agreement, which list shall set forth the following information with respect to each Mortgage Loan:

               (i)      the loan number;

               (ii)     the Mortgagor's name;

               (iii) the street address of the Mortgaged Property, including city, state and zip code;

               (iv)     the Mortgage Interest Rate at origination;

               (v) for each Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date and the first Payment Adjustment Date;

               (vi)     for each Adjustable Rate Mortgage Loan, the Gross
                        Margin;

               (vii) for each Adjustable Rate Mortgage Loan, the Lifetime Rate Cap;

               (viii) for each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

               (ix)     the original term to maturity;

               (x)      the original principal balance;

               (xi)     the first payment date;

               (xii)    the maturity date;

               (xiii) the Monthly Payment in effect as of the related Cut-off Date;

               (xiv) the principal balance as of the related Cut-off Date, after giving effect to all payments of principal due on or before such date, whether or not received;

               (xv)     the Loan-to-Value Ratio as of the date of origination;

               (xvi) a code indicating whether the Mortgaged Property is occupied by owner;

               (xvii)   a code indicating the type of residential dwelling;

               (xviii) a code indicating whether the Mortgage Loan is a Refinanced Mortgage Loan and, if so, whether it is an Equity Refinanced Mortgage Loan;

               (xix) a code indicating whether the Mortgage Loan is covered by a Primary Insurance Policy;

               (xx) a code indicating whether the Mortgage Loan is a Limited Documentation Mortgage Loan;

               (xxi) a code indicating whether the Mortgage Loan is a Additional Collateral Mortgage Loan;

               (xxii) for each Adjustable Rate Mortgage Loan, a code indicating the type of Index;

               (xxiii) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; and

               (xxiv) the Servicing Fee Rate applicable to such Mortgage Loan, and if such Mortgage Loan is an Adjustable Rate Mortgage Loan whose first Interest Rate Adjustment has not occurred, the Servicing Fee Rate (if different) prior to the first Interest Rate Adjustment Date.

Such schedule shall also set forth the weighted average of the amounts set forth in (iv) and (xi) above and the total of the amounts described under
(xiii) above for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

         "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, a Vice President, or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Owner as required by this Agreement.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Company, reasonably acceptable to the Owner.

         "Original Additional Collateral Requirement": With respect to any Additional Collateral Mortgage Loan, 30 percent (or, in the case of an Additional Collateral Mortgage Loan with an original principal balance of $1,000,000 or less and a Loan-to-Value Ratio less than 100%, such lower percent specified by the Master Servicer in originating such Additional Collateral Mortgage Loan) of the original principal balance of such Mortgage Loan.

         "Owner": Greenwich Capital Financial Products, Inc. and any successor or assignee ox Greenwich Capital Financial Products, Inc.

         "ParentPower(R) Agreement": With respect to each ParentPower(R) Mortgage Loan, a ParentPower(R) Guaranty and Security Agreement for Securities Account or a ParentPower(R) Guaranty Agreement for Real Estate.

         "ParentPower(R) Guaranty Agreement for Real Estate": With respect to a ParentPower(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such ParentPower(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such ParentPower(R) Mortgage Loan, authorizes MLCC to draw on a home equity credit line to fund such guaranty and has secured such guaranty with a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such ParentPower(R) Mortgage Loan. For purposes of this definition, the ParentPower(R) Guaranty Agreement for Real Estate shall not include the rights of the mortgagee under the Equity Access(R) Security Instrument referred to therein, which rights have been retained by MLCC.

         "ParentPower(R) Guaranty and Security Agreement for Securities Account": With respect to a ParentPower(R), Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such ParentPower(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such ParentPower(R) Mortgage Loan and has granted a security interest to MLCC in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement fog such ParentPower(R) Mortgage Loan.

         "ParentPower(R) Mortgage Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is supported by a ParentPower(R) Agreement.

         "Payment Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first Payment Adjustment Date, as set forth in the Mortgage Loan Schedule and in the related Mortgage Note, and each anniversary thereof, on which the amount of the Monthly Payment on an Adjustable Rate Mortgage Loan may adjust.

         "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan as to which the related Mortgage Loan Schedule indicates the existence of a Periodic Rate Cap, the provision of the related Mortgage Note that provides for a maximum amount by which the Mortgage Interest Rate may increase (or, if so indicated on such Mortgage Loan Schedule, decrease) on an Interest Rate Adjustment Date above the Mortgage Interest Rate immediately prior to such Interest Rate Adjustment Date.

         "Permitted Investment":  Any one or more of the following:

               (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause
          (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each of the Rating Agencies in one of its two highest rating categories;

               (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company at the date of acquisition thereof has been rated by each of the Rating Agencies in its highest rating;

               (iv) money market funds rated by each of the Rating Agencies in its highest short-term debt rating category;

               (v) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each of the Rating Agencies in its highest short-term rating; and

               (vi) any other obligation or security acceptable to each of the Rating Agencies (as certified by a letter from each of the Rating Agencies to the Purchaser) in respect of mortgage pass-through certificates rated in one of its two highest rating categories; provided, that with the exception of U.S. Treasury Strips, no such instrument shall be a Permitted Investment if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Prepayment Interest Shortfall": With respect to any Remittance Date and any Mortgage Loan that was the subject of a Principal Prepayment during the related Principal Prepayment Period, an amount equal to one month's interest at the Mortgage Loan Remittance Rate on the amount of such Principal Prepayment, less the amount of interest (adjusted to the Mortgage Loan Remittance Rate) paid by the Mortgagor in respect of such Principal Prepayment.

         "Primary Insurance Policy": With respect to each Mortgage Loan, the policy of primary mortgage insurance, if any, in effect as indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Company pursuant to Section 4.08.

         "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Principal Prepayment Period": As to any Remittance Date, the calendar month preceding the month of distribution.

         "Program Documents": With respect to each Transaction, the related Purchase Price and Terms Letter, the related Warranty Bill of Sale, the Master Mortgage Loan Purchase Agreement, the Custodial Agreement, this Agreement and each other document or instrument executed or delivered by MLCC in connection with any of the foregoing.

         "Purchase Price and Terms Letter": With respect to each Transaction, the letter agreement or agreements setting forth the general terms and conditions of the Transaction to be consummated as provided in the Master Mortgage Loan Purchase Agreement.

         "Qualified Substitute Mortgage Loan": A mortgage loan substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited into the Custodial Account by the Company in the month of substitution pursuant to Section 4.04(vii)), (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (iv) comply with each representation and warranty set forth in Section 5(b) of the Master Mortgage Loan Purchase Agreement.

         "Rating Agency":  Either of Standard & Poor's and Moody's.

         "Record Date": The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

         "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which (net of any closing costs, including discount and origination fees and prepaid items) were used in whole or part to satisfy an existing mortgage.

         "Remittance Date": The 18th day of any month or, if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

         "REO Account": The separate trust account or accounts created and maintained pursuant to Section 4.13 which shall be entitled "Merrill Lynch Credit Corporation, in trust for the Owner," or such other title as is requested by the Owner.

         "REO Disposition": The final sale by the Company of any REO Property.

         "REO Property": A Mortgaged Property acquired by the Company on behalf of the Owner as described in Section 4.13.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and bankruptcies,
(iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 4.08.

         "Servicing Fee": With respect to any Mortgage Loan and any Remittance Date, the fee payable monthly to the Company pursuant to Section 6.03.

         "Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum set forth in the related Warranty Bill of Sale as the "Servicing Fee Rate."

         "Servicing File": The servicing file required to be maintained by the Company pursuant to Section 2.01.

         "Servicing Officer": Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Owner upon request, as such list may from time to time be amended.

         "Standard & Poor's": Standard & Poor's Ratings Services or its successor in interest.

         "Subservicer": Any Person with which the Company has entered into a Subservicing Agreement and which meets the qualifications of a Subservicer pursuant to Section 4.15.

         "Subservicing Account": An account established by a Subservicer which meets the requirements set forth in Section 4.20 and is otherwise acceptable to the Company, and which must be an Eligible Account.

         "Subservicing Agreement": The written agreement between the Company and a Subservicer relating to the servicing and administration of the Mortgage Loans as provided in Section 4.15.

         "Transaction": The sale by the Company to the Owner, and the purchase by the Owner from the Company, of one or more Mortgage Loans on a Closing Date, as evidenced by the execution and delivery by the Company to Greenwich Capital Financial Products, Inc. as the initial Owner, of the Warranty Bill of Sale.

         "Warranty Bill of Sale": The warranty bill of sale executed and delivered by the Company to the Owner on a Closing Date, evidencing the sale of the related Mortgage Loans by the Company to the 0wner and setting forth certain representations and warranties of the Company with respect thereto, in the form attached to the Master Mortgage Loan Purchase Agreement as Exhibit 10.


                                  ARTICLE II

                              BOOKS AND RECORDS;
                          TRANSFER OF MORTGAGE LOANS

               Section 2.01 Books and Records.

         The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans, which shall be appropriately identified in the Company's books and records to clearly reflect the ownership of the Mortgage Loans by the Owner, and subsequent assignments and transfers of the Mortgage Loans pursuant to Section 2.02 hereof. At the request of the Owner of one or more Mortgage Loans from time to time, the Company shall promptly deliver to such Owner a Mortgage Loan Schedule setting forth all Mortgage Loans that the Company then services and administers for the Owner under this Agreement; provide , however, that the information contained on such Mortgage Loan Schedule may be as of the Closing Date for each respective Mortgage Loan and may consist of the Mortgage Loan Schedule(s) attached to the Warranty Bill(s) of Sale for such Mortgage Loans, with manual deletions or additions thereto or other revisions thereof.

         The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Owner as the owner thereof. The Company shall maintain a servicing file consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian ("Servicing File"). The possession of each Servicing File by the Company is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans to Owner from Seller the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Owner and shall be retained and maintained by the Company, in trust for the Owner, during the term of this Agreement, and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Owner. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Company's servicing of the Mortgage Loans.

               Section 2.02 Transfer of Mortgage Loans.

         The Company acknowledges that the Owner shall have the right, without the consent of Company, to assign, any or all of the Mortgage Loans, and any such assignee shall, upon such assignment, exercise any rights of the Owner hereunder, and shall accede to the rights and obligations hereunder of the Owner with respect to such assigned Mortgage Loans and the Company shall recognize such assignee as the owner of such Mortgage Loans and shall service such Mortgage Loans for the assignee as if the assignee and the Company had entered into a separate servicing agreement in the form of this Agreement. All references to the Owner shall be deemed to include its assignee. Upon the request of the Owner, the Company shall provide copies of any one or more of the Mortgage Files at the expense of the requesting party. Pursuant to Section
2.03 herein, the Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note assignments and transfers of Mortgage Loans. Upon receipt of an Assignment, Assumption and Recognition Agreement, substantially in the form of Exhibit J hereto, the Company shall (a) amend its books and records to reflect the ownership of the assigned Mortgage Loans of such assignee, and the previous Owner shall be released from its obligations hereunder with respect to each such assigned Mortgage Loans and (b) execute each such Assignment, Assumption and Recognition Agreement in as many counterparts as are necessary to enable each party to the Assignment, Assumption and Recognition Agreement to receive an original of such Assignment, Assumption and Recognition Agreement.


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               Section 3.01 Representations and Warranties of the Company.

         The Company represents, warrants and covenants to the Owner, as of the date of this Agreement and as of each Closing Date or as of such other date specified below, that:

               (i) The Company (a) is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware
(b) has all licenses necessary to carry on its business as now being conducted, (c) is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located unless not required under applicable law to effect such qualification (with no demand for such qualification having been made upon the Company by any such state), and (d) in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and to permit the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

               (ii) The Company has the full power and authority to hold each Mortgage Loan, to service each Mortgage Loan, to execute and deliver this Agreement, and to enter into and consummate all transactions contemplated by this Agreement. The Company has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Owner and the enforceability against the Owner, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

               (iii)The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company's business and will not conflict with or result in a breach of any of the terms, conditions or provisions of the Company's certificate of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.

               (iv) The Company is an approved seller/servicer for FNMA or FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act. No event has occurred that would render the Company unable to comply with FNMA or FHLMC eligibility requirements or that would require notification to either FNMA or FHLMC.

               (v) The Company has no reason or cause to believe that it cannot perform each covenant contained in this Agreement.

               (vi) There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, threatened, against the Company that, in the Company's judgment, if determined adversely to the Company, would materially and adversely affect the validity or enforceability of this Agreement or the ability of the Company to perform its obligations hereunder in accordance with the terms hereof.

               (vii)No consent, approval, authorization or order of any court or governmental authority is required for the execution and delivery of this Agreement by the Company or for the performance by the Company of its obligations hereunder, other than such consent, approval, authorization or order as has been obtained prior to the Closing Date.

         The Company shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this
Section 3.01. It is understood and agreed that the obligations of the Company set forth in this Section 3.01 to indemnify the Owner as provided above constitute the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.


                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

               Section 4.01 Company to Act as Servicer.

         The Company, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage lenders, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration that the Company may deem necessary or desirable and consistent with the terms of this Agreement.

         Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of any principal or interest payments, make future advances or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Owner shall promptly furnish the Company with such powers of attorney (a form of which is attached hereto as Exhibit A) as are necessary and appropriate and with such other documents as are necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

         In servicing and administering the Mortgage Loans, the Company shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Owner's reliance on the Company.

               Section 4.02 Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Company will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

               Section 4.03 Realization Upon Defaulted Mortgage Loans.

         The Company shall use its best efforts, consistent with the procedures that the Company would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. In addition, if an Additional Collateral Mortgage Loan becomes a defaulted Mortgage Loan, the Company (or, if MLCC is no longer the Company hereunder, MLCC, as Subservicer, at the direction of the Company) shall make all reasonable efforts to realize upon the related Additional Collateral, and any proceeds from the realization thereof, and not such Additional Collateral itself, shall be included in the related Liquidation Proceeds and deposited in the Custodial Account, net of any related Servicing Advances. The Company shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings and any proceedings with respect to Additional Collateral. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Company shall not be required to expend its own funds toward the restoration of such property in excess of an aggregate of $2,000 during the life of the Mortgage Loan, unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Owner after reimbursement to itself for such expenses, and (ii) that such expenses mill be recoverable by the Company through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as it shall deem to be in the best interest of the Owner. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more and, in the judgment of the Company, the related Mortgagor is not likely to become current within a reasonable period of time, the Company shall commence foreclosure proceedings. In connection with such foreclosure proceedings, the Company shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05.

               Section 4.04 Establishment of Custodial Accounts; Deposits in
                            Custodial Accounts.

         The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, each of which shall be an Eligible Account. The creation of any Custodial Account shall be evidenced by (i) a certification in the form shown in Exhibit B hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit C hereto, in the case of an account held by a depository other than the Company. In either case, a copy of such certification or letter agreement shall be furnished to a Owner upon request.

         The Company shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off
Date:

               (i) All payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii) All payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii)  All Liquidation Proceeds;

               (iv) All Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Company's normal servicing procedures, the loan documents or applicable law;

               (v) All Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with the Company's normal servicing procedures, the loan documents or applicable law;

               (vi)   Any Monthly Advances;

               (vii) All proceeds of any Mortgage Loan repurchased in accordance with Section 5(c) or (d) of the Master Mortgage Loan Purchase Agreement, and all amounts required to be deposited by the Company in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 5(c) of the Master Mortgage Loan Purchase Agreement.

               (viii) Any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible amount of any blanket hazard insurance policy;

               (ix) Any amounts required to be deposited by the Company pursuant to Section 5.04 in connection with the Prepayment Interest Shortfalls, if any, for the month of distribution;

               (x) Any amounts in respect of Permitted Investments required to be deposited pursuant to Section 4.21;

               (xi) Any amounts required to be deposited by the Company in connection with any REO Property pursuant to Section 4.13;

               (xii) Any amounts required to be deposited into the Custodial Account pursuant to Sections 6.01 or 6.02; and

               (xiii) Any amounts required to be deposited by the Company pursuant to Section 4.14 in connection with errors in adjustments to Mortgage Interest Rates or Monthly Payments.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company in the Custodial Account. Any interest paid on funds deposited into the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 4.05 (iv). In addition, funds in the Custodial Account may be invested in Permitted Investments in accordance with the provisions set forth in
Section 4.21.

               Section 4.05 Permitted Withdrawals From the Custodial Account.

         The Company may, from time to time, withdraw from the Custodial Account for the following purposes:

               (i) To make payments to the Owner in the amounts and in the manner provided for in Section __.01;

               (ii) To reimburse itself for unreimbursed Monthly Advances with respect to any Mortgage Loan, provided that the Company's right to such reimbursement shall be limited to amounts received with respect to such related Mortgage Loan that represent late payments of _________ interest.

               (iii)To reimburse itself for unreimbursed Servicing Advances and for unreimbursed _________ advances, provided that with respect to any Mortgage Loan the Company's right to such reimbursement shall be limited, subject to Section 4.13, to the related Liquidation Proceeds, __________ Proceeds and Insurance Proceeds as may be collected by the Company from the __________ any Person. The Company's right to the reimbursement set forth in the preceding __________ be prior to the rights of the Owner to such proceeds and amounts, except that where _________ is required to repurchase a Mortgage Loan pursuant to Section 5(c) or (d) of the Mortgage Loan Purchase Agreement, the Company's right to such reimbursement shall be __________ the rights of the Owner to receive payment from the Custodial Account representing ___________ price set forth in Section 5(c) or (d) of the Master Mortgage Loan Purchase Agreement applicable, and representing all other amounts required to be paid to the Owner with __________ repurchased Mortgage Loan;

               (iv) To pay to itself as servicing compensation any interest or investment income __________ in the Custodial Account (all such interest and investment income to be withdrawn no later than each Remittance Date);

               (v) To pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 5(c) or (d) of the Master Mortgage Loan Purchase Agreement all related __________ and such other amounts as may be collected by the Company from the __________ otherwise relating to such Mortgage Loan, provided that such Monthly Payments or __________ have not been distributed as of the date on which the related repurchase price is
__________.

               (vi) To refund to the Company any amount deposited in the Custodial Account and not required to be deposited therein; and

               (vii)To clear and terminate the Custodial Account upon the termination of this Agreement.

               Section 4.06 Establishment of Escrow Accounts; Deposits in
                            Escrow Accounts.

         The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. Each Escrow Account shall be an Eligible Account. The creation of any Escrow Account shall be evidenced by (i) a certification in the form shown in Exhibit D hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit E hereto, in the case of an account held by a depository other than the Company. In either case, a copy of such certification or letter agreement shall be furnished to the then Owner upon request.

         The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Company shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited into the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid funds therein is insufficient for such purposes.

               Section 4.07 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account may be made by the Company (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Company for any Servicing Advance made by Company with respect to an Escrow Payment, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, and only to the extent permitted by applicable law, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Company, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited into the Escrow Account, (vii) to refund to the Company any amount deposited in the Escrow Account and not required to be deposited therein or (viii) to clear and terminate the Escrow Account on the termination of this Agreement. As part of its servicing duties, the Company shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

               Section 4.08 Payment of Taxes, Insurance and Other Charges;
                            Maintenance of Primary Insurance Policies;
                            Collections Thereunder.

         With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and shall effect payment thereof to ensure the lien of the Mortgage remains in full force and effect by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event the Company does not enforce, or is prohibited by law from enforcing, the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, the Company shall ensure that all ground rents, taxes, assessments, water rates, and any other charges which are or may become a lien upon the Mortgaged Property are paid and the lien of the Mortgage remains in full force and effect, and shall advance its own funds, if necessary, to effect payment of the same.

         With respect to each Mortgage Loan the Company shall maintain or cause to be maintained accurate records reflecting the status of hazard insurance policy premiums, and shall effect payment thereof by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event the Company does not enforce, or is prohibited by law from enforcing, the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, the Company shall ensure that at all times each Mortgaged Property affected thereby is insured by hazard insurance to the extent required under Section 4.10 of this Agreement, and shall advance its own funds to effect payment of the same, if necessary.

         The Company shall maintain in full force and effect a Primary Insurance Policy with respect to each Mortgage Loan as to which a Primary Insurance Policy was in effect on the related Closing Date, which Primary Insurance Policy shall be the same as or conform in all material respects to such Primary Insurance Policy in effect on the related Closing Date and shall be issued by an insurer whose claims-paying ability is satisfactory to FNMA and FHLMC and that is licensed to do business in the state in which the related Mortgaged Property is located. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80% or less. The Company will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with an insurer that satisfies the standards set forth above. The Company shall not take any action that would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. In connection with any assumption or substitution of liability agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement Primary Insurance Policy as provided above.

         In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself, and the Owner, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any Primary Insurance Policy shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 4.05.

               Section 4.09 Transfer of Accounts.

         The Company may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. The Company shall promptly notify the Owner upon making any such transfer. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

               Section 4.10 Maintenance of Hazard Insurance.

         The Company shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer; provided, however, that coverage under such fire and hazard insurance policy shall in no event exceed the maximum amount, if any, set forth in any document in the Mortgage File or as required by applicable law. With respect to each Mortgage Loan, the Company shall maintain or cause to be maintained such policy of flood insurance as is required to be maintained pursuant to the Flood Disaster Protection Act of 1973, as amended, to the extent available. The Company shall also maintain on any REO Property, fire, hazard and liability insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 4.04, any amounts collected by the Company under any such policies other than amounts to be deposited into the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Company's normal servicing procedures, shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 4.05. Any cost incurred by the Company in maintaining any such insurance shall not, for the purpose of calculating distributions to the Owner, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Company of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Company, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Company. The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Company shall not accept or maintain any such insurance policy from an insurance company that does not then meet the standards for hazard insurance carriers established by FNMA or FHLMC.

               Section 4.11 Maintenance of Mortgage Impairment Insurance
                            Policy.

         If the Company shall obtain and maintain a blanket insurance policy insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of
Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Company agrees to prepare and present, on behalf of the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of Owner, the Company shall cause to be delivered to the Owner a certified true copy of such policy and shall use reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

               Section 4.12 Fidelity Bond, Errors and Omissions Insurance.

         The Company shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA, or FHLMC on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Company against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Sellers' and Servicers' Guide or by FHLMC in the FHLMC Sellers' and Servicers' Guide. Upon request of any Owner, the Company shall cause to be delivered to such Owner a certified true copy of the Fidelity Bond and insurance policy and shall use reasonable efforts to obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

               Section 4.13 Title, Management and Disposition of REO Property.

         If title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner.

         The Company shall either itself or through an agent selected by the Company, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Company shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Company to the Owner upon request. The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property, upon approval of the Owner, within one (1) year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Owner shall be entered into with respect to such purchase money mortgage.

         The Company shall segregate and hold all funds collected and received in connection with the operation of REO Properties separate and apart from its own funds or general assets in an REO Account, which shall be an Eligible Account. The creation of the REO Account shall be evidenced by (i) a certification in the form shown in Exhibit F hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit G hereto, in the case of an account held by a depository other than the Company. In either case, an original of such certification or letter agreement shall be furnished to the Owner upon request. The Company shall maintain accurate records reflecting the origin of all funds collected and deposited into the REO Account.

         The Company shall deposit or cause to be deposited, on a daily basis in the REO Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property with respect to which a deposit into the REO Account was made, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of the Company. On or before each Determination Date, the Company shall withdraw from the REO Account and deposit into the Custodial Account the net income from each REO Property on deposit in the REO Account.

         The Company shall notify the Owner of its receipt of a bona fide offer for any REO Property. Each REO Disposition shall be carried out by the Company at such price and upon such terms and conditions as the Owner shall approve. The proceeds from the REO Disposition, net of any related unreimbursed Servicing Advances and Monthly Advances to the Company, shall be deposited into the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Remittance Date in accordance with Section
5.01. If the proceeds from an REO Disposition are insufficient to reimburse the Company for any related unreimbursed Servicing Advances and Monthly Advances, the Company shall be entitled to withdraw any such deficiency from amounts on deposit in the Custodial Account.

               Section 4.14 Adjustments to Mortgage Interest Rates.

         The Company shall make interest rate adjustments and payment amount adjustments for each Adjustable Rate Mortgage Loan in accordance with the terms of the related Mortgage Note, and will deliver to the related Mortgagor written notice of such adjustments in accordance with the terms of such Mortgage Note and the requirements of applicable law.

               Section 4.15 Subservicing Agreements Between the Company and
                            Subservicers.

         (a) The Company may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans. The terms of any Subservicing Agreement shall not be inconsistent with any of the provisions of this Agreement. Each Subservicer shall be (i) authorized to transact business in the state or states in which the Mortgaged Properties related to the Mortgage Loans it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and (ii) a FHLMC- or FNMA- approved mortgage servicer. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in
Section 4.20 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement.

         (b) As part of its servicing activities hereunder, the Company, for the benefit of the Owner, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement. Such enforcement, including without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Company, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Company shall pay the costs of such enforcement at its own expense and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

               Section 4.16 Successor Subservicers.

         The Company shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement. In the event of termination of any Subservicer, the Company either shall directly service the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under section 4.15.

               Section 4.17 Liability of the Company.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Company and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Company shall remain obligated and primarily liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 4.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into any agreement with a Subservicer for indemnification of the Company by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               Section 4.18 No Contractual Relationship Between Subservicers
                            and the Owner.

         Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between such Subservicer and the Company alone, and the Owner shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer.

               Section 4.19 Assumption or Termination of Subservicing
                            Agreements.

         In the event that MLCC shall for any reason no longer be the Company, the Owner or its designee may, if the Company does not terminate any Subservicing Agreement in accordance with its terms, thereupon assume all of the rights and obligations of the Company under such Subservicing Agreement. Upon such assumption, the Owner or its designee shall be deemed to have assumed all of the Company's interest therein and to have replaced the Company as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Company shall not thereby be relieved of any liability or obligations under the Subservicing Agreements, and the Company shall continue to be entitled to any rights or benefits which arose prior to its termination as servicer.

         The Company at its expense shall, upon the request of the Owner, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

               Section 4.20 Subservicing Accounts.

         In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer shall be required to establish and maintain a Subservicing Account which shall be an Eligible Account. The Subservicer shall be required to deposit into the Subservicing Account not later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Subservicer, less its subservicing compensation to the extent permitted by the Subservicing Agreement, and to remit such proceeds to the Company for deposit in the Custodial Account not later than the tenth day of each month or, if such tenth day is not a Business Day, the immediately succeeding Business Day. For purposes of this Agreement, the Company shall be deemed to have received payments on the Mortgage Loans when the Subservicer has received such payments pursuant to the Subservicing Agreement.

               Section 4.21 Permitted Investments.

         The Company may invest the funds in the Custodial Account in Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Remittance Date next following the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of the Company or its nominee. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Company, and shall be withdrawn by the Company on the related Remittance Date. The Company shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.


                                   ARTICLE V

                             PAYMENTS TO THE OWNER

               Section 5.01 Distributions.

         On each Remittance Date, the Company shall distribute to the Owner
(i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to clauses (ii) through (vi) of Section 4.05, (ii) plus all Monthly Advances, if any, which the Company is obligated to deposit into the Custodial Account pursuant to Section 5.03, (iii) minus
(a) any amounts attributable to Principal Prepayments received after the Principal Prepayment Period, and (b) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the preceding Determination Date.

         All distributions made to the Owner on each Remittance Date will be made to the Owner of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Owner, and shall be made by wire transfer of immediately available funds to the account of the Owner at a bank or other entity having appropriate facilities therefor, or if the Owner shall have so notified the Company, by check mailed to the address of the Owner as provided for in Section 11.05.

         With respect to any remittance received by the Owner on or after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Owner interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Chemical Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Company to the Owner on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

               Section 5.02 Statements to the Owner.

         Not later than the tenth (10th) day of each month, the Company will furnish to the Owner a Monthly Remittance Advice in a format substantially similar to FNMA Form 2010 attached hereto as Exhibit H, which Monthly Remittance Advice will be generated as of the expiration of the preceding month.

         The Company shall provide the Owner with such information concerning the Mortgage Loans as is necessary for such Owner to prepare its federal income tax return as any Owner may reasonably request from time to time.

               Section 5.03  Monthly Advances by the Company.

         Not later than the close of business on the Business Day preceding each Remittance Date, the Company shall deposit in the Custodial Account an amount equal to all Monthly Payments, not previously advanced by the Company (with interest adjusted to the Mortgage Loan Remittance Rate), which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

         The Company's obligation to make Monthly Advances as to any Mortgage Loan shall continue through the Remittance Date following the earlier to occur of (a) the repurchase of the Mortgage Loan by the Company, if applicable, and
(b) the acquisition or disposition of title to the related Mortgaged Property through foreclosure or receipt of a deed in lieu of foreclosure; provided, however, that the Company shall not be required to make a Monthly Advance if the Company determines, in its reasonable judgment, that such Monthly Advance would not be recoverable from Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) on the related Mortgage Loan and delivers to the Owner an Officer's Certificate setting forth the basis for such determination; provided, further, that the Company shall not be required to make a Monthly Advance with respect to the principal portion of the Monthly Payment for any Balloon Mortgage Loan due on the maturity date of such Balloon Mortgage Loan.

               Section 5.04 Compensating Interest.

         Not later than the close of business on the Business Day preceding each Remittance Date, the Company shall from its own funds deposit in the Custodial Account an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls, if any, that exist in respect of the related Principal Prepayment Period and (ii) the aggregate of the Servicing Fees for the most recently ended calendar month.


                                  ARTICLE VI

                          GENERAL SERVICING PROCEDURE

               Section 6.01 Assumption Agreements.

         If the Company acquires actual knowledge that a Mortgagor has transferred or proposes to transfer the related Mortgaged Property, the Company shall enforce any related "due-on-sale" clause consistent with its practices for mortgage loans it services for its own account. If the Company elects not to enforce such due-on-sale clause, the Company may enter into an assumption agreement with the party to whom such Mortgaged Property is to be or has been conveyed. If any assumption fee is collected by the Company for entering into an assumption agreement, the Company shall be entitled to retain, as additional servicing compensation, a portion of such fee equal to the greater of: (i) $500.00 or (ii) 1% of the outstanding principal balance of the related Mortgage Loan ("Assumption Fee") and shall deposit into the Custodial Account any portion thereof that exceeds the Assumption Fee.

               Section 6.02 Satisfaction of Mortgages and Release of Mortgage
                            Files.

         Upon the payment in full of any Mortgage Loan, the Company shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Owner or the Custodian. Upon receipt of such request, the related mortgage documents promptly shall be released to the Company and the Company shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Owner.

         If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage, then upon discovery by the Company or notice from the Owner, the Company shall cure any erroneously issued release within sixty (60) days. If the Company is unable to cure such erroneous release or satisfaction within such time period, or any Mortgage or other security instrument executed by a Mortgagor in connection with such cure is later determined to be unenforceable by a final order of a bankruptcy court with jurisdiction over the Mortgagor or the Mortgaged Property, the Company shall within two (2) Business Days following such cure period and after receipt of demand by the Owner, repurchase the related Mortgage Loan a price equal to (i) the Assumed Principal Balance of the Mortgage Loan plus (ii) accrued interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest has last been paid and distributed to the Owner to the date of repurchase. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the repurchase price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution.

         From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Owner shall, upon request of the Company and delivery to the Owner of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Owner to the Company. Such servicing receipt shall obligate the Company to return the related Mortgage documents to the Owner when the need therefor by the Company no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited into the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner to the Company.

               Section 6.03 Servicing Compensation.

         As compensation for its services hereunder, the Company shall be entitled to a Servicing Fee payable with respect to each Mortgage Loan. As to each Mortgage Loan, the Servicing Fee shall be payable monthly from payments of interest (to the extent received) on such Mortgage Loan prior to the deposit of such payments into the Custodial Account, shall accrue at the applicable Servicing Fee Rate, and shall be computed on the basis of the same principal amount and for the same period respecting which such interest payment was computed. The Company shall be entitled to recover accrued but unpaid Servicing Fees in respect of any Mortgage Loan to the extent permitted by Section 4.05. The Company's right to the Servicing Fee shall not be transferred in whole or in part except in connection with the transfer of all the Company's obligations under this Agreement. Servicing compensation in addition to the Servicing Fee, in the form of assumption fees as provided in
Section 6.01, default interest in excess of the Mortgage Interest Rate and late payment charges, in each case to the extent collected, shall be retained by the Company and shall not be required to be deposited into the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

               Section 6.04 Annual Statement as to Compliance.

         The Company will deliver to the Owner on or before April 1 of each year, beginning with April 1 of the calendar year after the year in which the first Closing Date occurs, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its material obligations under this Agreement throughout such year in all material respects, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

               Section 6.05 Annual Independent Certified Public Accountants'
                            Servicing Report.

         On or before April 1 of each year, beginning with April 1 of the calendar year after the year in which the first Closing Date occurs, the Company at its expense shall cause a firm of independent public accountants (which may also render other services to the Company) to furnish the Owner with copy of a report to the effect that all Mortgage Loans serviced by the Company under this Agreement were included in the total population or mortgage loans subject to selection for testing in such firm's examination of certain documents and records, that such examination was conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers and that such examination disclosed no items of material noncompliance with the provisions of the Uniform Single Attestation Program for Mortgage Bankers, except for such items of noncompliance as shall be set forth in such report.

               Section 6.06 Owner's Right to Examine Company Records.

         The Owner shall have the right to examine and audit, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Company, or held by another for the Company or on its behalf or otherwise, which may be relevant to the performance or observance by the Company of the terms, covenants or conditions of this Agreement.

         The Company shall provide to the Owner and any supervisory agents or examiners which may relate to the Owner access to any documentation regarding the Mortgage Loans which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Company.


                                  ARTICLE VII

                       REPORTS TO BE PREPARED BY COMPANY

               Section 7.01 Transfers on One or More Reconstitution Dates.

         The Owner and the Company agree that with respect to some or all of the Mortgage Loans, from time to time, the Owner shall effect a transfer to FNMA and/or FHLMC or a pass-through transfer, in each case retaining the Company as the servicer thereof, or as applicable the "seller/servicer". On the related reconstitution date, the Mortgage Loans transferred shall continue to be covered by this Agreement.

         The Company shall cooperate with the Owner in connection with any transfer contemplated by this Section and shall (a) execute a reasonably acceptable reconstitution agreement, on terms substantially similar to this Agreement, within ten (10) Business Days after receipt of any reconstitution agreement, and (b) provide to FNMA, FHLMC, the trustee or a third party purchaser, as the case may be, subject to any reconstitution agreement and/or the Owner: (i) any and all information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Owner shall reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, as are reasonably requested and which are substantially similar to those provided by the Company with respect to securitizations of mortgage loans by the Company, letters from auditors, and certificates of public officials or officers of the Company as are reasonably believed necessary by FNMA, FHLMC, the trustee, such third party purchaser, any rating agency or the Owner as the case may be in connection with such transaction. Owner shall reimburse Company for all expenses incurred by Company with respect to satisfying the requests made under this Section 7.01.

         In the event the Owner has elected to have the Company hold record title to the Mortgage Loans, prior to a reconstitution date, the Company or its designee shall prepare an Assignment in blank from the Company, acceptable to FNMA, FHLMC, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of such transfer and shall pay all preparation and recording costs associated therewith. The Company shall execute each Assignment and deliver them as required by FNMA, FHLMC, the trustee or such third party, as the case may be, upon the Company's receipt thereof provided however, that the Company shall not be required to prepare and/or record more than one (1) Assignment with respect to any Mortgage Loan. Additionally the Company shall prepare and execute, at the direction of the Owner, any Mortgage Note endorsements in connection with a reconstitution agreement.

               Section 7.02 Owner's Repurchase Obligations.

         Upon receipt by the Company of notice from FNMA, FHLMC or the trustee of a breach of any Owner representations or warranty contained in any reconstitution agreement or a request by FNMA, FHLMC, or the trustee, as the case may be, for the repurchase of any Mortgage Loan transferred to FNMA, FHLMC, or trustee, the Company shall promptly notify the Owner of same and shall, at the direction of the Owner, use reasonable efforts to cure or correct any such breach and to satisfy the requests or concerns of FNMA, FHLMC, or the trustee related to such deficiencies of the related Mortgage Loans transferred to FNMA, FHLMC, or the trustee. With respect to any request for repurchase of any Mortgage Loan, the Company shall prepare and forward to the Owner, wire transfer instructions concerning the repurchase price, date, and account routing information. The Owner shall complete repurchase of the affected Mortgage Loan by delivery of the repurchase funds via wire transfer to FNMA, FHLMC, or the trustee, as the case may be.

         At the time of repurchase, the Custodian and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Owner according to the Owner's instructions and the delivery to the Custodian of any documents held by FNMA, FHLMC, or the trustee with respect to the repurchased Mortgage Loan pursuant to the related reconstitution agreement. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Owner that such repurchase has taken place, and amend the Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement. All Mortgage Loans repurchased by the Owner pursuant to this Section shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

               Section 7.03 Company Shall Provide Information as Reasonably
                            Required.

         The Company shall furnish to the Owner during the term of this Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to Owner, or otherwise in respect to the purposes of this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Owner, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Owner may reasonably request. The Company agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.


                                 ARTICLE VIII

                                  THE COMPANY

               Section 8.01 Indemnification; Third Party Claims.

         (a) The Company agrees to indemnify the Owner and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that any Owner may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement.

         (b) The Company shall promptly notify the Owner if a material claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim. The Company shall follow any written instructions received from the Owner in connection with such claim. The Owner shall promptly reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the Company's indemnification pursuant to Section 3.01 or to the failure of the Company to service and administer the Mortgages substantially in accordance with the terms of this Agreement.

               Section 8.02 Merger or Consolidation of the Company.

         The Company will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided however that the successor or surviving Person shall meet the requirements of
Section 11.01 hereof.

               Section 8.03 Limitation on Liability of the Company and Others.

         Neither the Company nor any of the officers, employees or agents of the Company shall be under any liability to any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations substantially in accordance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Company may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable. The Company shall be entitled to be reimbursed therefor from the Owner upon written demand.

               Section 8.04 Company Not to Resign.

         The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 11.01.


                                  ARTICLE IX

                                    DEFAULT

               Section 9.01 Events of Default.

         In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

               (i) any failure by the Company to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Owner; or

               (ii) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Owner; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

               (iv) the Company shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

               (v) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;
or

               (vi) the Company ceases to be eligible to sell Mortgage Loans to and service Mortgage Loans for FNMA and FHLMC, and continues to be ineligible to sell Mortgage Loans to and service Mortgage Loans for FNMA and FHLMC for a period of sixty (60) days after the date on which written notice of such ineligibility shall have been given to the Company by FNMA and FHLMC;

               (vii) failure by the Company to maintain its license to service the Mortgage Loans, in any jurisdiction where a Mortgaged Property is located and such license is required, which failure remains uncured for a period of sixty (60) days (or such shorter period of time as shall result in a material adverse effect on either the Owner's interest in the Mortgage Loans or the value of the Mortgage Loan during such cure period).

               (viii) failure by the Company to maintain a minimum net worth of $15,000,000 unless adequate assurances are given to the Owner, in form and substance reasonably acceptable to the Owner, that the Company will be able to perform its obligations under this Agreement.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Company, in addition to whatever rights the Owner may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof other than, with respect to any Additional Collateral Mortgage Loan, the obligation to administer the related ParentPower(R) Agreement or Mortgage 100(SM) Pledge Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01, except with respect to any related ParentPower(R) Agreement or Mortgage 100(SM) Pledge Agreement. Upon written request from the Owner, the Company shall prepare, execute and deliver, any and all documents and other instruments, deliver to the successor all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including the transfer and endorsement or assignment of the Mortgage. Loans and related documents, or otherwise, at the Company's sole expense. The Company agrees to cooperate with the Owner and such successor in effecting the termination of the Company's responsibilities and rights hereunder as provided above, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account, REO Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

              Section 9.02 Waiver of Defaults.

         The Owner may waive any default by the Company in the performance of its obligations hereunder and its consequences by written notice to Company after notice is provided from Company to Owner. Owner agrees to respond to such notice from Company within a reasonable time and shall use reasonable efforts to respond to Company within sixty (60) days. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE X

                                  TERMINATION

               Section 10.01 Termination.

         The respective obligations and responsibilities of the Company shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Company and the Owner in writing, or (iii) the repurchase by the Company of all Mortgage Loans and all REO Property at a price equal to 100% of the outstanding principal balance of each Mortgage Loan on the day of repurchase, plus accrued interest thereon at the Mortgage Loan Remittance Rate to the first day of the month following repurchase, plus the appraised value of any such REO Property determined at the expense of the Company by an appraiser mutually agreed upon by the Company and the Owner.

         The right of the Company to repurchase all Mortgage Loans and REO Property pursuant to the preceding paragraph shall be conditioned upon the aggregate outstanding principal balance of such Mortgage Loans at the time of repurchase owned by each individual investor equaling less than 10% of the aggregate outstanding principal balance of the Mortgage Loans sold to such individual investor.


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

               Section 11.01 Successor to the Company.

         Prior to termination of Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01, 10.01 or 11.04, the Owner shall (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor who is a FNMA/FHLMC approved Seller/Servicer, having a net worth of not less than $15,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of Company pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Company of the representations and warranties made pursuant to Section 3.01 hereof or
Section 5 of the Master Mortgage Loan Purchase Agreement and the remedies available to the Owner hereunder and thereunder, it being understood and agreed that the provisions of Section 3.01 hereof and Section 5 of the Master Mortgage Loan Purchase Agreement shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

         Any successor appointed as provided in this Section 11.01 shall execute, acknowledge and deliver to the Company and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 9.01, 10.01, or 11.04 shall not affect any claims that the Owner may have against the Company arising prior to any such termination or resignation.

         The Company shall in a timely and reasonable manner deliver to the successor the funds in the Custodial Account, REO Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds. The Company shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company. The successor shall make arrangements as it may deem appropriate to reimburse the Company for amounts the Company actually expended pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been reimbursable to the Company pursuant to this Agreement but for the appointment of the successor servicer.

         Upon a successor's acceptance of appointment as such, the Company shall notify the Owner by mail of such appointment.

               Section 11.02 Amendment.

         This Agreement may be amended from time to time by the Company and the Owner only by written agreement signed by the Company and the Owner.

               Section 11.03 Assignments of Mortgage.

         Owner shall not record an Assignment of Mortgage as long as MLCC is the Company under this Agreement. Upon the sale or transfer of any of the Mortgage Loans by Owner, Seller shall, upon request, prepare and record all applicable Assignments. In the event that MLCC shall for any reason no longer be the Company, then, at the Owner's request, the Assignments of Mortgage shall be recorded in the name of the Owner or in the name of a Person designated by the Owner in all appropriate public offices for real property records. All recording fees related to such recordation shall be paid by the Company.

               Section 11.04 Assignment of Servicing Rights.

         The Company may assign the servicing rights with respect to the Mortgage Loans upon the written consent of the Owner, provided however the Company may, without the consent of the Owner enter into one or more subservicing agreements relating to the Mortgage Loans provided further that notwithstanding any subservicing arrangement, the Company shall remain liable to the Owner for all obligations and responsibilities set forth in this Agreement.

               Section 11.05 Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida except to the extent preempted by Federal law.

               Section 11.06 Notices.

         Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or facsimile transmission and by a similar mailed writing, to (i) in the case of the Company, Merrill Lynch Credit Corporation, 4802 Deer Lake Drive East, Jacksonville, Florida 32246-6484, Attention: General Counsel, with a copy to Senior Vice President, Loan Administration at the same address, or such other address as may be furnished to the Owner in writing by the Company and (ii) in the case of the Owner, Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, CT 06830 Attention: Muriel Brunken, Vice President or such other address as may be furnished to the Company in writing by the Owner.

               Section 11.07 Severability Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement; provided, however, that if the invalidity of any covenant, agreement or provision shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of this Agreement.

               Section 11.08 Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

               Section 11.09 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

               (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

               (iv)   a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

               (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

               Section 11.10 Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               Section 11.11 Successors and Assigns.

         The provisions of this Agreement shall be binding upon the inure to the benefit of the respective successors and assigns of the parties hereto.

               Section 11.12 Counterparts.

         This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

               Section 11.13 Relationship of Parties.

         Nothing contained herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as an agent for the Owner.

               Section 11.14 Assignment by Owner.

         The Owner shall have the right without the consent of the Company but subject to the limit set forth in Section 2.02 to assign in whole or in part its interest under this Agreement with respect to some or all of the Mortgage Loans and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit J hereto. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans and the Owner as assignor shall be released from all obligation hereunder with respect to such Mortgage Loans arising from events occurring from and after the date of such assignment assumption. All references to the Owner in this Agreement shall be deemed to include its assignee or designee.

               Section 11.15 No Personal Solicitation.

         From and after the Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Owner. Notwithstanding the foregoing, it is understood and agreed that offers to refinance a Mortgage Loan made be Owner or an affiliate of Owner in response to, or as a result of, contact initiated by a Mortgagor, and promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section.

               Section 11.16 Survival.

         The representations, warranties, covenants, agreements and indemnities of the Owner and the Company expressed in this Agreement shall survive.

IN WITNESS WHEREOF, Greenwich Capital Financial Products, Inc. and Merrill Lynch Credit Corporation have executed this Master Servicing Agreement by and through their duly authorized officers as of this _____ day of May, 1997.


                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                       By:
                                          ----------------------------------
                                       Name:
                                       Title:



                              MERRILL LYNCH CREDIT CORPORATION



                                       By:
                                          ----------------------------------
                                       Name:    John M. Wheeler
                                       Title:   Senior Vice President

                                   EXHIBIT A

                           FORM OF POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that ____________________________ ("Owner") having its principal place of business at __________________________, hereby constitutes and appoints Merrill Lynch Credit Corporation ("MLCC"), a Delaware Corporation having its principal place of business at 4802 Deer Lake Drive East, Jacksonville, Florida 32246, by and through any, of its Vice Presidents or more senior officers, its true and lawful Attorney-in-Fact, in its name, place and stead and for its benefit, in connection with all mortgage loans serviced by MLCC for Owner for the purposes of performing all acts and executing all documents in the name of the Owner necessary and incidental to servicing said loans, including but not limited to:

               (1) Foreclosing delinquent loans or discontinuing such foreclosure proceedings;

               (2) Selling, transferring or otherwise disposing of real property acquired through foreclosure or otherwise, including but not limited to executing all contracts, agreements, deeds, assignments or other instruments necessary to effect such sale, transfer or disposition, and receiving proceeds and endorsing checks made payable to the order of Owner from such proceedings;

               (3) Preparing, executing and delivering satisfactions, cancellations, discharges, or full or partial releases of lien, subordination agreements, modification agreements, assumption agreements, and substitutions of trustees under deeds of trust;

               (4) Endorsing promissory notes and executing assignments of mortgages, deeds of trust, deeds to secure debt and other security instruments securing said promissory notes in connection with loans for which MLCC has received full payment of all outstanding amounts due; and

               (5) Any and all such other acts of any kind and nature whatsoever that are necessary and prudent to service the loans.

         Owner further grants to MLCC full power and authority to do and perform all acts necessary for MLCC to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the Owner might or could do with the same validity as if all and every such act had been herein particularly stated, expressed and especially provided for, and hereby ratifies and confirms all that MLCC shall lawfully have done, do, or cause to be done by virtue of the powers and authority granted and contemplated hereby. This Limited Power of Attorney shall be effective as of _______________,199__.

         Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect until revoked in writing by the Owner.


                                             (Print Name of Owner)


                                             By:
                                                ------------------------------
                                                Name:
                                                Title:

ATTEST



Name:
Title:


STATE OF _____________                  )
                                        )        ss.:
COUNTY OF _______                       )

         On the _____ day of ________________,199__, before me, the undersigned, a Notary Public in and for said county and state, personally appeared _______________________ and ________________________, personally known to me to be the persons who executed the within instrument as __________________ and ___________________, respectively, on behalf of the corporation therein named, and they duly severally acknowledged that they reside at _______________________________ and that said instrument is the act and deed of said corporation, and that they, being authorized to do so, executed and delivered said instrument and affixed the corporate seal thereto for the purposes therein contained.

         Witness my hand and official seal.


                                       ----------------------------------
                                           Notary Public State of ______

                                       My Commission Expires:_______________

                                   EXHIBIT B

                        CUSTODIAL ACCOUNT CERTIFICATION


                                                         [Month] __, [Year]


         Merrill Lynch Credit Corporation (the "Company"), hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Master Servicing Agreement, dated as of [Month] 1, [Year].

               Title of Account: "Merrill Lynch Credit Corporation, in trust for the Owner."


               Account Number:
                                ---------------------------------------------


               Address of office or branch of the Company at which Account is maintained:

               ---------------------------------------------------------------
               ---------------------------------------------------------------


                                        MERRILL LYNCH CREDIT CORPORATION



                                        By:
                                              ---------------------------------
                                        Name:
                                                 ------------------------------
                                        Title:
                                               --------------------------------

                                   EXHIBIT C

                      CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                              [Month] __, [Year]


         To:      ____________________________
                  ____________________________
                  ____________________________
                  (the "Depository")

         As "Company" under the Master Servicing Agreement, dated as of [Month] 1, [Year], (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "Merrill Lynch Credit Corporation, in trust for the Owner." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                       MERRILL LYNCH CREDIT CORPORATION


                                       By:
                                             ----------------------------------
                                       Name:
                                                -------------------------------
                                       Title:
                                              ---------------------------------


         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration.


         (name of Depository)


         By:
            ----------------------------------------------
         Name:
              --------------------------------------------
         Title:
               -------------------------------------------

                                   EXHIBIT D

                         ESCROW ACCOUNT CERTIFICATION


                                                           [Month] __, [Year]


         Merrill Lynch Credit Corporation (the "Company"), hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Master Servicing Agreement, dated as of [Month] 1, [Year].


               Title of Account: "Merrill Lynch Credit Corporation, in trust for the Owner and various Mortgagors."


               Account Number:     ______________________________



               Address of office or branch of the Company at which Account is maintained:
               ________________________________________________________________
               ________________________________________________________________

                                     MERRILL LYNCH CREDIT CORPORATION



                                     By:
                                          -----------------------------------
                                     Name:
                                              -------------------------------
                                     Title:
                                            ---------------------------------

                                   EXHIBIT E

                        ESCROW ACCOUNT LETTER AGREEMENT


                                                          [Month] __, [Year]



         To:      ____________________________
                  ____________________________
                  ____________________________
                  (the "Depository")


         As "Company" under the Master Servicing Agreement, dated as of [Month] 1, [Year], (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "Merrill Lynch Credit Corporation, in trust for the Owner and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                                   ---------------------------



         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _____________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration.

         -------------------------------------------------
         (name of Depository)


         By:
            ----------------------------------------------
         Name:
              --------------------------------------------
         Title:
               -------------------------------------------

                                   EXHIBIT F

                       FORM OF REO ACCOUNT CERTIFICATION


                                                              (date)


         Merrill Lynch Credit Corporation (the "Company") hereby certifies that it has established the account described below as an REO Account pursuant to Section 4.13 of the Master Servicing Agreement, dated as of [Month] 1, [Year].


               Title of Account: "Merrill Lynch Credit Corporation, in trust for the Owner."


               Account Number:     ______________________________



               Address of office or branch of the Company at which Account is maintained:
               ________________________________________________________________
               ________________________________________________________________

                                     MERRILL LYNCH CREDIT CORPORATION



                                     By:
                                          -----------------------------------
                                     Name:
                                              -------------------------------
                                     Title:
                                            ---------------------------------

                                   EXHIBIT G

                     FORM OF REO ACCOUNT LETTER AGREEMENT


                                                              (date)




         To:      ____________________________
                  ____________________________
                  ____________________________
                  (the "Depository")


         As "Company" under the Master Servicing Agreement, dated as of [Month] 1, [Year], (the "Agreement") we hereby authorize and request you to establish an account, as an REO Account pursuant to Section 4.13 of the Agreement, to be designated as "Merrill Lynch Credit Corporation, in trust for the Owner." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                   MERRILL LYNCH CREDIT CORPORATION



                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------




         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _____________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration.

         -------------------------------------------------
         (name of Depository)


         By:
            ----------------------------------------------
         Name:
              --------------------------------------------
         Title:
               -------------------------------------------

                                   EXHIBIT H

                       FORM OF MONTHLY REMITTANCE ADVICE

                        (INFORMATION IN FNMA FORM 2010)

                                   EXHIBIT I

                                  [Reserved.]

                                   EXHIBIT J



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         This is an Assignment, Assumption and Recognition Agreement made this ______ day of __________, 199__, among Greenwich Capital Financial Products, Inc. (the "Seller"), ______________ (the "Subsequent Purchaser") and Merrill Lynch Credit Corporation (the "Company").

         In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans listed on Exhibit One annexed hereto (the "Exhibit One Mortgage Loans") now serviced by the Company for Seller pursuant to the Master Servicing Agreement, dated as of May 13, 1997 (the "Servicing Agreement"), between the Seller and the Company, annexed hereto as Exhibit Two shall be subject to the terms of this Agreement.

                                  Warranties

         1. The Seller and the Company warrant and represent that attached hereto as Exhibit Two is a true, accurate and complete copy of the Servicing Agreement with respect to the Exhibit One Mortgage Loans, which Servicing Agreement is in full force and effect as of the date hereof and which has not been amended or modified in any respect nor has any notice of termination been given thereunder.


                           Assignment and Assumption

         2. The Seller hereby assigns to the Subsequent Owner all of its right, title and interest in and to the Servicing Agreement as the "Owner" thereunder and to the extent of the Exhibit One Mortgage Loans, and the Subsequent Owner hereby assumes all of the Seller's obligations under the Servicing Agreement as the "Owner" thereunder and with respect to the Exhibit One Mortgage Loans from and after the date hereof, and the Seller shall be relieved and released of all of its obligations under the Servicing Agreement to the extent of the Exhibit One Mortgage Loans from and after the date hereof.


                    Recognition of the Subsequent Purchaser

         3. From and after the date hereof, the Company shall recognize the Subsequent Owner as the owner of the Exhibit One Mortgage Loans and will service the Exhibit One Mortgage Loans for the Subsequent Owner as if the Subsequent Owner and the Company had entered into a separate servicing agreement for the servicing of the Exhibit One Mortgage Loans in the form of the Servicing Agreement with the Subsequent Owner and the "Owner" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Seller, the Company and the Subsequent Owner that this Agreement will be a separate and distinct servicing agreement, and the entire agreement, between the Company and the Subsequent Owner to the
______________________.

                  PLEDGED ASSET MORTGAGE SERVICING AGREEMENT


         THIS PLEDGED ASSET MORTGAGE SERVICING AGREEMENT (this "Pledged Asset Agreement") is dated as of May 13, 1996, between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation ("Company"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Investor").

                          W I T N E S S E T H: That,

         WHEREAS, Investor is the investor pursuant to the terms and provisions of that certain Seller/Servicer Contract dated May 13, 1997 (the "Servicing Agreement"); and

         WHEREAS, Investor has purchased under the Servicing Agreement certain mortgage loans that were originated by Company (the "Additional Collateral Mortgage Loans"); and

         WHEREAS, that with respect to each Additional Collateral Mortgage Loan, Company is a party to either: (a) a Mortgage 100(SM) Pledge Agreement; or (b) a Parent Power(R) Agreement; and

         WHEREAS, in connection with the Mortgage 100 Loans and those Parent Power Mortgage Loans supported by a Parent Power(R) Guaranty and Security Agreement for Securities Account (collectively, the "Pledge Agreements"), the Additional Collateral Mortgage Loans are secured by real property and by the pledges of certain securities in a trading account (the "Trading Accounts"); and

         WHEREAS, in connection with the Parent Power Loans supported by a Parent Powers Guaranty Agreement for Real Estate, the Additional Collateral Mortgage Loans are secured by the real property of the applicable borrower and the real property of the applicable sponsor of such loan; and

         WHEREAS, Company is the servicer for the Additional Mortgage Loans pursuant to the Servicing Agreement and has assigned to the Investor the Pledge Agreements and the related security interests (for each Parent Power Loan supported by a Parent Power Guaranty Agreement for Real Estate, this includes an assignment of the accompanying Equity Access(R) Agreement and the Equity Access(R) Mortgage); and

         WHEREAS, Investor has requested Company, and Company has agreed, to administer and service the Trading Accounts;

         NOW, THEREFORE, in consideration of the premises, which are hereby deemed an integral part hereof, the mutual promises contained herein, and intending to be legally bound hereby, Company and Investor hereby agree as follows:

               1. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms shall have the meanings set forth below:

               "Agreement" means this Pledged Asset Mortgage Servicing
Agreement.

               "Additional Collateral Mortgage Loan" shall mean each outstanding Mortgage Loan that is either a Mortgage 100 Loan or a Parent Power Mortgage Loan.

               "Equity Access(R) Agreement" shall mean the revolving line of credit agreement entered into between Company, as lender, and the sponsor of a Parent Power Mortgage Loan supported by a Parent Power Guaranty Agreement for Real Estate, as debtor, which line of credit may be drawn upon in the event of a "Loss" as set forth in the accompanying Parent Power Guaranty Agreement for Real Estate.

               "Equity Access(R) Mortgage" shall mean the mortgage given by the sponsor of a Parent Power Mortgage Loan supported by a Parent Power Guaranty Agreement for Real Estate, as mortgagor, in favor of Company, as mortgagee, to secure the sponsor's obligations under the accompanying Equity Access(R) Agreement.

               "Mortgage 100 Loan" shall mean a Mortgage Loan having at the time of origination a loan-to-value ratio generally in excess of Company's maximum acceptable loan-to-value ratio for such Mortgage Loan, which Mortgage Loan is supported by a Mortgage 100 Pledge Agreement.

               "Mortgage 100 Pledge Agreement" shall mean, with respect to each Mortgage 100 Loan, the Mortgage 100 Pledge Agreement for Securities Account between the mortgagor under such Mortgage 100 Loan and Company, pursuant to which such mortgagor has granted a security interest in various investment securities.

               "Mortgage Loan" shall mean an individual mortgage loan and all rights with respect thereto, evidenced by a mortgage note and secured by a mortgage encumbering the Mortgaged Property.

               "Mortgage Property" shall mean the real property and improvements thereon that is encumbered by an Additional Collateral Mortgage Loan.

               "Parent Power Agreement" shall mean, with respect to each Parent Power Mortgage Loan, a Parent Power Guaranty and Security Agreement for Securities Account or a Parent Power Guaranty Agreement for Real Estate.

               "Parent Power Guaranty Agreement for Real Estate" shall mean, with respect to a Parent Power Mortgage Loan, an agreement between Company and a guarantor on behalf of the Mortgagor under such Parent Power Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power Mortgage Loan, authorizes Company to draw on the applicable Equity Access(R) Agreement to fund such guaranty and has secured such Equity Access(R) Agreement with a lien on residential real estate of the guarantor or pursuant of an Equity Access(R) Mortgage.

               "Parent Power Guaranty and Security Agreement for Securities Account" shall mean, with respect to a Parent Power Mortgage Loan, an agreement between Company and a guarantor on behalf of the Mortgagor under such Parent Power Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power Mortgage Loan and has granted a security interest to Company in certain marketable securities to collateralize such guaranty.

               "Parent Power Mortgage Loan" shall mean a Mortgage Loan having at the time of origination a loan-to-value ratio generally in excess of Company's maximum acceptable loan-to-value ratio for such Mortgage Loans, which Mortgage Loan is supported by a Parent Power Agreement.

               "Support Agreement" shall mean that certain Support Agreement dated as of February 28, 1996 between Merrill Lynch & Co., Inc., and Merrill Lynch Credit Corporation and acknowledged by AMBAC Indemnity Corporation.

               2. Company hereby represents and warrants to Investor that prior to its assignment to Investor, Company had a perfected security interest in each Trading Account, or, if necessary to perfect a security interest in each asset contained in such Trading Account, a perfected security interest in each such asset contained in such Trading Account and following Company's assignment of the Pledge Agreements and related security interests, Investor has a perfected security interest in each Trading Account, or, if necessary to perfect a security interest in each asset contained in such Trading Account, a perfected security interest in each such asset contained in such Trading Account.

               3. Company agrees to administer and service the Trading Accounts upon the following terms and conditions:

               (a) In the event that the aggregate market value of the assets in a Trading Account falls below the Liquidation Value (as defined in the related Pledge Agreement), Company shall immediately give the borrower notice that the Trading Account is below the Liquidation Value and request that qualified assets or funds be deposited in the Trading Account within five (5) Business Days so as to bring the aggregate market value of the assets in the Trading Account to at least the Liquidation Value and, in the event that the borrower does not fulfill such obligation, Company shall (a) immediately convert all such assets in such Trading Account to cash or cash equivalents,
(b) maintain such cash or cash equivalents until (i) the borrower is entitled to have the pledge of such Trading Account released as described herein or
(ii) withdraw such cash or cash equivalents to be held by Company in escrow in the event of a Loss (as defined in the related Pledge Agreement), and (c) maintain its perfected security interest in the cash or cash equivalents until such release is authorized under the Pledge Agreement.

               (b) Company represents and warrants that it will service and administer the Trading Accounts in accordance with the terms of (i) its procedures (as the same may be amended from time to time) and (ii) the related Pledge Agreements. Company's obligations shall include, without limitation, exercising on behalf of Investor the remedies described in the Pledge Agreements and the furnishing of any notices to borrowers required in exercising such remedies. In the event that Company, in accordance with the terms of a particular Pledge Agreement, withdraws and/or sells any or all of the collateral and any proceeds thereof from a Trading Account, such sums shall be held by Company as "cash collateral" for the benefit of the Investor until the earlier to occur of (i) the Investor incurs a Loss (as defined in the related Pledge Agreement) or (ii) the related Pledge Agreement is terminated in accordance with its terms. If (i) the borrower has not elected by written notice to Company to apply the cash collateral to the outstanding principal balance owed in connection with a Pledged Asset Mortgage and (ii) in the event a Loss is incurred by the Investor prior to termination of the related Pledge Agreement, Company shall promptly pay the cash collateral held by Company to the Investor up to an amount equal to the Maximum Value (as defined in a particular Pledge Agreement). Any amounts in excess of the Maximum Value shall be paid to the borrower. In the event a Loss is not incurred by Investor and the related Pledge Agreement is terminated in accordance with its terms, Company shall return any sums held pursuant to this provision to the borrower. Any cash collateral held by Company shall be held in trust for the Investor; provided, however, that Company may invest the cash collateral in accordance with its normal cash management procedures and, further provided, that any income or loss allocable to the investment of any cash collateral shall be for the account of Company.

               (c)(i) Company is a party to that certain Surety Bond Reimbursement Agreement dated as of February 28, 1996 (the "Surety Agreement") executed by Company and AMBAC Indemnity Corporation ("AMBAC") pursuant to which AMBAC has issued the Limited Purpose Surety Bond contemplated thereby (the "Surety Bond"). Company hereby represents and warrants to Investor that the Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond subject to the limitations set forth therein. Investor acknowledges receipt from AMBAC on even date herewith of a certificate confirming the insurance of the Additional Collateral Mortgage Loans pursuant to the terms and provisions of the Surety Bond.

               (ii) Investor shall, to the extent required by AMBAC, enter info an indemnification agreement with AMBAC, in the form provided by or otherwise acceptable to AMBAC, pursuant to which Investor will indemnify AMBAC in respect of Additional Collateral Mortgage Loans as to certain matters, including but not limited to the securitization of the Additional Collateral Mortgage Loans. Investor will cooperate with Company to transfer to Investor the coverage of the Surety Bond in respect of the Additional Collateral Mortgage Loans.

               (iii) Company and Investor agree that AMBAC is a third-party beneficiary in respect of the Company's obligations under the Servicing Agreement and under this Pledged Asset Agreement.

               (iv) Investor shall not use, circulate, or quote, or otherwise refer to AMBAC or the Surety Bond for any purpose, including but not limited to the registration, purchase and sale of securities, nor file the Surety Bond with or refer to it or AMBAC as part of any registration statement or offering document filed to effect the sale of any of the Additional Collateral Mortgage Loans, without the express prior written consent of AMBAC as to both form and substance of such disclosure.

               (d) Company shall be released from its obligations to administer the Trading Accounts or the Parent Power Guaranty Agreement for Real Estate as applicable (and Company shall be entitled to release, as applicable), (i) the pledge of the Trading Account with respect to any Mortgage 100 Pledge Agreement or Parent Power Guaranty and Security Agreement for Securities Account or (ii) the lien on the Sponsor's residence with respect to a Parent Power Guaranty Agreement for Real Estate), provided that either (x) the unpaid principal balance of the Additional Collateral Mortgage Loan is less than or equal to 75% of the original loan amount of such Additional Collateral Mortgage Loan, or (y) Company causes the property securing the Additional Collateral Mortgage Loan to be reappraised at least seven years after the date of origination of such Additional Collateral Mortgage Loan and, on the basis of such reappraisal, the loan-to-value ratio of such Additional Collateral Mortgage Loan is less than or equal to 70%; or
(z) the Mortgage 100 Pledge Agreement or the Parent Power Agreement, as applicable, requires Company to release the pledge or lien. Investor acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan at such time as Company's obligation to administer such Additional Collateral Mortgage Loan terminates as set forth in the preceding sentence.

               4. This Pledged Asset Agreement may be modified, amended, or terminated only by the written agreement of the parties hereto. Company shall not amend any Mortgage 100 Pledge Agreement or any Parent Power Agreement without the prior written consent of Investor.

               5. The promises and covenants herein set forth shall be mutually binding upon and shall inure to the mutual benefit of the parties hereto and their respective successors and assigns.

               6. This Pledged Asset Agreement shall be governed by the laws of the State of Florida.

               7. This Pledged Asset Agreement may be executed in counterparts, all of which shall constitute one and the same agreement.

               8. All demands, notices and communications hereunder to be given to Company shall be directed to:

                        If to Company:

                        Merrill Lynch Credit Corporation
                        4802 Deer Lake Drive East
                        Jacksonville, Florida  32246-6484
                        Attention:  William C. Schaub,
                          Vice-President, Secondary Marketing
                          (with a copy to General Counsel).

                        If to Investor.

                        Greenwich Capital Financial Products, Inc.
                        600 Steamboat Road
                        Greenwich, Connecticut 06830
                        Attention:  Muriel Brunken,
                          Vice President

               9. The Support Agreement was entered into between Merrill Lynch & Co., Inc., and Company solely in connection with the transaction contemplated by the Surety Agreement and Investor acknowledges that it is not a thud party beneficiary thereto nor to any agreement similar to the Support Agreement. Any references to the Support Agreement and the Surety Agreement herein is solely for informational purposes. Neither the Support Agreement or the Surety Agreement may be used, circulated or quoted, or otherwise referred to for any purpose, including, but not limited to the registration purchase and sale of securities, nor may any such documents be filed with or referred to in whole or in part of any Registration Statement or Prospectus filed to effect the sale of any Additional Collateral Mortgage Loan without the express prior written consent of both Company and AMBAC as to both the form and substance of such disclosures. Investor may in no way publicly disclose the existence of the Support Agreement or the Surety Agreement without the express written consent of both Company and AMBAC.

               10. Investor agrees to convey and assign to Company, without cost to Company, each Equity Access(R) Agreement and the Equity Access(R) Mortgage with secures the same at such time as the debtor/mortgagor thereunder no longer has and obligation to pay sums pursuant to the applicable Parent Power Agreement for Real Estate.

               IN WITNESS WHEREOF, the parries hereto have caused this Pledged Asset Mortgage Servicing Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first written above.

MERRILL LYNCH CREDIT CORPORATION


By:
   --------------------------------------------------
         William C. Schaub
         Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


By:
   --------------------------------------------------
         Ronald A. Weibye
         Vice President

                                 EXHIBIT THREE

                          List of CMC-Serviced Loans

                                 EXHIBIT FOUR

                           List of Designated Loans